THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund®, Multi-Fund® Select

Lincoln National Variable Annuity Account L
Group Variable Annuity

Lincoln Life Variable Annuity Account Q
Multi-Fund® Group

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM Suite, ChoicePlusSM Advisory
ChoicePlusSM Design, ChoicePlusSM Rollover
ChoicePlusSM Signature, ChoicePlusSM Fusion
InvestmentSolutionsSM, InvestmentSolutionsSM RIA
Investor Advantage® Advisory, Investor Advantage® RIA Class

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity

Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM Suite, ChoicePlusSM Advisory
ChoicePlusSM Design, ChoicePlusSM Signature
ChoicePlusSM Fusion, InvestmentSolutionsSM
Investor Advantage® Advisory

Supplement dated June 28, 2018 to the Prospectus dated May 1, 2018.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The Deutsche Variable Series II has informed us that the name of the trust will be changed to Deutsche DWS Variable Series II effective July 2, 2018.
In addition, the name of the following fund will be changed effective July 2, 2018. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund's prospectus.
CURRENT FUND NAME	NEW FUND NAME

Deutsche Alternative Asset Allocation VIP Portfolio	DWS Alternative Asset Allocation VIP Portfolio

Please retain this supplement for future reference.